REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Westgate Acquisition Corporation

(A Development Stage Company)

We have audited the accompanying balance sheets of Westgate Acquisition Corporation (the Company) as of December 31, 2012 and 2011, and the related statement of operation, stockholders’ equity and cash flows for the years then ended and for the period from inception on September 8, 1999, through December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westgate Acquisition Corporation as of December 31, 2012 and 2011, and the results of their operations and cash flows for the years then ended and for the period from inception on September 8, 1999, through December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

   The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company had net losses of $24,699 and $22,994 for the years ended December 31, 2012 and 2011, respectively, and accumulated losses of $134,583 as of December 31, 2012, which raises substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Sadler, Gibb & Associates, LLC

Salt Lake City, UT

April 15, 2013

WESTGATE ACQUISITIONS CORPORATION
(A Development Stage Company)
Balance Sheets

ASSETS

	December 31,	December 31,
	2012	2011

CURRENT ASSETS

Cash	$-	$-

Total Current Assets	-	-

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

Accounts payable	$10,500	$6,687
Accrued interest - related party	21,567	15,269
Note payable - related party	66,816	58,228

Total Current Liabilities	98,883	80,184

STOCKHOLDERS' DEFICIT

Common stock;20,000,000 shares authorized,
at $0.00001 par value, 5,000,000 and 30,000,000
shares issued and outstanding, respectively	50	300
Additional paid-in capital	35,650	29,400
Deficit accumulated during the development stage	(134,583)	(109,884)

Total Stockholders' Deficit	(98,883)	(80,184)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$-	$-

WESTGATE ACQUISITIONS CORPORATION
(A Development Stage Company)
Statements of Operations

				From
				Inception on
				September 8,
	For the Years Ended			1999 Through
	December 31,			December 31,
	2012		2011	2012

REVENUES	$-		$-	$-

EXPENSES

General and
administrative	18,401		17,385	113,016

Total Expenses	18,401		17,385	113,016

LOSS FROM OPERATIONS	(18,401)	-	(17,385)	(113,016)

OTHER EXPENSES

Interest expense	(6,298)		(5,609)	(21,567)

Total Other Expenses	(6,298)		(5,609)	(21,567)

LOSS BEFORE INCOME TAXES	(24,699)		(22,994)	(134,583)

PROVISION FOR INCOME TAXES	-		-	-

NET LOSS	$(24,699)		$(22,994)	$(134,583)

BASIC AND DILUTED LOSS PER SHARE	$(0.00)		$(0.00)

BASIC AND DILUTED WEIGHTED AVERAGE
NUMBER OF COMMON SHARES
OUTSTANDING	18,287,671		30,000,000

The accompanying notes are an integral part of these financial statements

WESTGATE ACQUISITIONS CORPORATION
(A Development Stage Company)
Statements of Stockholders' Deficit

	Common Stock		Additional	Deficit Accumulated During	Total Stockholders'
	Shares	Amount	Paid-In Capital	the Development Stage	Equity (Deficit)

Balance at inception on September 8, 1999	-	$-	$-	$-	$-
Common stock issued for cash on
September 8, 1999 at $0.00002 per share	30,000,000	300	200	-	500
Net loss from inception on September 8, 1999
through December 31, 1999	-	-	-	-	-
Balance, December 31, 1999	30,000,000	300	200	-	500

Net loss for the period from
January 1, 2000 through December 31, 2004	-	-	-	(3,320)	(3,320)
Balance, December 31, 2004	30,000,000	300	200	(3,320)	(2,820)

Services contributed by shareholders	-	-	500	-	500
Net loss for the year ended December 31, 2005	-	-	-	(600)	(600)
Balance, December 31, 2005	30,000,000	300	700	(3,920)	(2,920)

Services contributed by shareholders	-	-	1,700	-	1,700
Net loss for the year ended December 31, 2006	-	-	-	(5,853)	(5,853)
Balance, December 31, 2006	30,000,000	300	2,400	(9,773)	(7,073)

Services contributed by shareholders	-	-	3,000	-	3,000
Net loss for the year ended December 31, 2007	-	-	-	(6,482)	(6,482)
Balance, December 31, 2007	30,000,000	300	5,400	(16,255)	(10,555)

Services contributed by shareholders	-	-	6,000	-	6,000
Net loss for the year ended December 31, 2008	-	-	-	(22,225)	(22,225)
Balance, December 31, 2008	30,000,000	300	11,400	(38,480)	(26,780)

Services contributed by shareholders	-	-	6,000	-	6,000
Net loss for the year ended December 31, 2009	-	-	-	(23,377)	(23,377)
Balance, December 31, 2009	30,000,000	300	17,400	(61,857)	(44,157)

Services contributed by shareholders	-	-	6,000	-	6,000
Net loss for the year ended December 31, 2010	-	-	-	(25,033)	(25,033)
Balance, December 31, 2010	30,000,000	300	23,400	(86,890)	(63,190)

Services contributed by shareholders	-	-	6,000	-	6,000
Net loss for the year ended December 31, 2011	-	-	-	(22,994)	(22,994)
Balance, December 31, 2011	30,000,000	$300	$29,400	$(109,884)	$(80,184)

Services contributed by shareholders	-	-	6,000	-	6,000
Cancellation of shares	(25,000,000)	(250)	250	-	-
Net loss for the year ended December 31, 2012	-	-	-	(24,699)	(24,699)
Balance, December 31, 2012	5,000,000	$50	$35,650	$(134,583)	$(98,883)

The accompanying notes are an integral part of these financial statements.

WESTGATE ACQUISITIONS CORPORATION
(A Development Stage Company)
Statements of Cash Flows

			From
			Inception on
			September 8,
	For the Years Ended		1999 Through
	December 31,		December 31,
	2012	2011	2012

CASH FLOWS FROM
OPERATING ACTIVITIES

Net loss	$(24,699)	$(22,994)	$(134,583)
Adjustments to reconcile net loss to net cash
used in operating activities:
Services contributed by shareholders	6,000	6,000	35,200
Expenses paid on Company's behalf
by a related party	8,588	6,301	66,816
Changes in operating assets and liabilities:
Change in accrued interest - related party	6,298	5,609	21,567
Change in accounts payable	3,813	5,084	10,500

Net Cash Used in
Operating Activities	-	-	(500)

CASH FLOWS FROM INVESTING ACTIVITIES	-	-	-

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock issued for cash	-	-	500

Net Cash Provided by
Financing Activities	-	-	500

NET DECREASE IN CASH	-	-	-

CASH AT BEGINNING OF PERIOD	-	-	-

CASH AT END OF PERIOD	$-	$-	$-

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$-	$-	$-
Income Taxes	$-	$-	$-

The accompanying notes are an integral part of these financial statements.

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Westgate Acquisitions Corporation (The Company) was organized on September 8, 1999, under the laws of the State of Delaware. The Company is a development stage company and has not commenced principle operations as of the balance sheet date.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Basic (Loss) per Common Share

Basic loss per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of December 31, 2012 and 2011.

Dividends

The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

Comprehensive Income

The Company has no component of other comprehensive income. Accordingly, net income equals comprehensive income for the period ended December 31, 2012 and 2011

Advertising Costs

The Company’s policy regarding advertising is to expense advertising when incurred. The Company had not incurred any advertising expense as of December 31, 2012 and 2011.

Cash and Cash Equivalents

For purposes of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Income Taxes

The Company provides for income taxes under ASC 740, Accounting for Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. The Company’s predecessor operates as entity exempt from Federal and State income taxes.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

The provision for income taxes differs from the amounts which would be provided by applying the statutory federal income tax rate of 39% to net the loss before provision for income taxes for the following reasons:

1.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

	December 31, 2012	December 31, 2011
Income tax expense at statutory rate	$ (9,633)	$ (8,968)
Contributed services	2,340	2,340
Change in valuation allowance	7,293	6,628
Income tax expense per books	$ -	$ -

Net deferred tax assets consist of the following components as of:

	December 31, 2012	December 31, 2011
NOL carryover	$ 52,382	$ 42,749
Change in valuation allowance	(52,382)	(42,749)
Net deferred tax asset	$ -	$ -

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of $134,313 for federal income tax reporting purposes are subject to annual limitations. When a change in ownership occurs, net operating loss carry forwards may be limited as to use in future years.

Impairment of Long-Lived Assets

The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Accounting Basis

The basis is accounting principles generally accepted in the United States of America.  The Company has adopted a December 31 fiscal year end.

Stock-based compensation.

As of December 31, 2012, the Company has not issued any share-based payments to its employees.

The Company adopted ASC 718 effective January 1, 2006 using the modified prospective method. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1, 2006, based on the grant-date fair value estimated in accordance with the provisions of ASC 718. As of December 31, 2012 the Company has not recorded any stock-based compensation expense.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had nor is not expected to have a material impact on the Company’s financial position or statements.

2.           GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principle, which contemplate continuation of the Company as a going concern.  However, the Company has accumulated deficit of $134,583 as of December 31, 2012.  The Company currently has limited liquidity, and has not completed its efforts to establish a stabilized source of revenues sufficient to cover operating costs over an extended period of time.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

 3.           NOTE PAYABLE-RELATED PARTY

As of December 31, 2012 and 2011, the Company had a note payable to a shareholder of $66,816 and $58,228, respectively. The note payable is unsecured, accrues interest at 10% per annum and is due upon demand. As of December 31, 2012 and 2011, the Company owes $21,567 and $15,269 of accrued interest to the related party, respectively.

4.            CONTRIBUTED SERVICES

During the years ended December 31, 2012 and 2011, a related-party has contributed various administrative services to the Company. These services include basic management and accounting services, and utilization of office space and equipment. These services have been valued at $6,000 for each of the years ended December 31, 2012 and 2011.

5.          SIGNIFICANT EVENTS

Pursuant to an agreement to acquire certain mining claims dated July 13, 2012, certain shareholders agreed to contribute 1,250,000 shares of the Company’s common stock back to the Company, which the Company then cancelled. In addition, the Company authorized and consummated a forward stock-split of the Company’s issued and outstanding shares on twenty (20) shares to one (1) share basis. All references to common stock in these financial statements have been retroactively restated to incorporate the effect of this stock-split.  In addition to the cancellation of shares and the forward stock-split, the Company authorized the issuance of 1,000,000 post-split common shares as consideration of the claims to be acquired.  As of December 31, 2012 the acquisition of the mining claims has not been completed and the shares have not been issued.  The closing of the transaction is pending certain additional due diligence, which the Company anticipates will be concluded during the first half of 2013.

6.          SUBSEQUENT EVENTS

In accordance with SFAS 165 Company management reviewed all material events through the date of this report and there are no material subsequent events to report.